UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2018

HENNESSY CAPITAL ACQUISITION CORP. III

(Exact name of registrant as specified in its charter)

Delaware	001-38119	81-4838205
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3485 N. Pines Way, Suite 110 Wilson, Wyoming	83014
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (307) 734-7879

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On June 27, 2018 at 10:00 a.m. (Eastern time), Hennessy Capital Acquisition Corp. III (the “Company”) held a previously announced joint conference call (the “Conference Call”) with NRC Group Holdings, LLC (“NRC Group”) to discuss the proposed acquisition by the Company of all of the outstanding membership interests of NRC Group (the “Business Combination”) from JFL-NRC-SES Partners, LLC (“the “Seller”), pursuant to the terms of that certain Purchase Agreement, dated as of June 25, 2018, by and between the Company and Seller (the “Purchase Agreement”).

Attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”) and incorporated into this Item 7.01 by reference is a transcript of the Conference Call. An archived webcast version of the Conference Call is also being made available by logging on to the following URL http://public.viavid.com/index.php?id=130227.

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Additional Information About the Proposed Business Combination and Where To Find It

The proposed Business Combination will be submitted to stockholders of the Company for their consideration. The Company intends to file with the Securities and Exchange Commission (the “SEC”) preliminary and definitive proxy statements in connection with the proposed Business Combination and other matters and will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the proposed Business Combination. The Company’s stockholders and other interested persons are advised to read, once available, the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with the Company’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed Business Combination because these documents will contain important information about the Company, NRC Group and the proposed Business Combination. Stockholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the proposed Business Combination and other documents filed with the SEC by the Company, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Nicholas A. Petruska, Executive Vice President, Chief Financial Officer, 3485 North Pines Way, Suite 110, Wilson, Wyoming 83014 or by telephone at (312) 803-0372.

Participants in the Solicitation

The Company, Seller, NRC Group, and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from the Company’s stockholders in connection with the proposed Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of the Company’s stockholders in connection with the proposed Business Combination will be set forth in the Company’s preliminary proxy statement (the “Proxy Statement”) when it is filed with the SEC. You can find more information about the Company’s directors and executive officers in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on April 2, 2018. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the Proxy Statement when it becomes available, which can be obtained free of charge from the sources indicated above.

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Forward Looking Statements

This report includes, or incorporates by reference, “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include, but are not limited to: (1) references with respect to the anticipated benefits of the proposed Business Combination; (2) the projection of future financial performance of NRC Group, NRC Group’s operating companies and the Company following the proposed Business Combination; (3) changes in the market for NRC Group’s services and expansion plans and opportunities; (4) future acquisition or additional business combinations; (5) the financing component of the proposed Business Combination; (6) the sources and uses of cash; (7) the management and board composition of the Company following the proposed Business Combination n; (8) the anticipated capitalization and enterprise value of the Company following the proposed Business Combination; (9) the continued listing of the Company’s securities on the NYSE American; and (10) the expected date of closing the proposed Business Combination.

These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially and adversely from those expressed in any forward-looking statement. Important risk factors that may cause such a difference in connection with the proposed Business Combination include, but are not limited to, the following factors: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the purchase agreement between Seller and the Company; (2) the outcome of any legal proceedings that may be instituted against NRC Group, Seller or the Company following announcement of the proposed Business Combination and related transactions; (3) the inability to complete the transactions contemplated by the purchase agreement between Seller and the Company due to the failure to obtain approval of the stockholders of the Company, consummate the anticipated financing, obtain necessary approval from governmental authorities or satisfy other conditions to the closing of the proposed Business Combination; (4) the ability to obtain or maintain the listing of the Company’s securities on the NYSE American following the proposed Business Combination; (5) the risk that the proposed Business Combination disrupts the parties’ current plans and operations as a result of the announcement and consummation of the transactions described herein; (6) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition and the ability of the combined business to grow and manage growth profitably; (7) unexpected costs, charges or expenses related to or resulting from the proposed Business Combination; (8) changes in applicable laws or regulations; (9) the possibility that NRC Group or the Company may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks associated with the proposed Business Combination, as are more fully discussed in the Proxy Statement to be filed by the Company with the SEC in connection with the proposed Business Combination. Investors and potential investors are urged not to place undue reliance on forward-looking statements in this report, which speak only as of this date. Neither the Company nor Seller nor NRC Group undertakes any obligation to revise or update publicly any forward-looking statement to reflect future events or circumstances. Nothing contained herein constitutes or will be deemed to constitute a forecast, project or estimate of the future financial performance of the Company, NRC Group or the combined company following the implementation of the proposed Business Combination or otherwise. In addition, actual results are subject to other risks identified in the Company’s prior and future filings with the SEC, available at www.sec.gov.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Number	Description

99.1	Transcript of June 27, 2018 Joint Company and NRC Group Conference Call

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 27, 2018

HENNESSY CAPITAL ACQUISITION CORP. III

By:	/s/ Daniel J. Hennessy
Name: Daniel J. Hennessy
Title: Chief Executive Officer

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